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                                                                    EXHIBIT 32.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

                       PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report on Form 10-K of MKS Instruments, Inc. (the "Company") for the period ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, John R. Bertucci, Chairman and Chief Executive Officer of the Company, and Ronald C. Weigner, Vice President and Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

      (1) based on my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) based on my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 14, 2005             /s/ John R. Bertucci
                                  ----------------------------------------------
                                  John R. Bertucci
                                  Chairman and Chief Executive Officer

Dated: March 14, 2005             /s/ Ronald C. Weigner
                                  ----------------------------------------------
                                  Ronald C. Weigner
                                  Vice President and Chief Financial Officer